OPPENHEIMER
Principal Protected Main Street Fund III®	NYSE Ticker Symbols
	Class A	OAPRX
	Class B	OBPRX
	Class C	OCPRX
Summary Prospectus December 29, 2011	Class N	ONPRX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/investors/overview/PrincipalProtectedMainStreetFundIII. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated December 29, 2011, and pages 6 through 47 of its most recent Annual Report, dated August 31, 2010, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/PrincipalProtectedMainStreetFundIII. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective.  During the Warranty Period, the Fund will seek capital preservation in order to have a net asset value on the Maturity Date at least equal to the Warranty Amount. The Fund seeks high total return as a secondary objective.

Fees and Expenses of the Fund.  The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 21 of the prospectus and in the sections "How to Buy Shares" beginning on page 77 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class N
Maximum Sales Charge (Load) on purchases (as % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None	5%	1%	1%

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class N
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	1.00%	0.50%
Other Expenses	0.39%	0.51%	0.39%	0.31%
Acquired Fund Fees and Expenses	0.55%	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses	1.68%	2.56%	2.44%	1.86%
Fee Waiver and Expense Reimbursement2	-0.55%	-0.55%	-0.55%	-0.55%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.13%	2.01%	1.89%	1.31%

1. Expenses have been restated to reflect the management fee and other estimated fees and expenses in effect during the Post-Warranty Period.
2. Under the terms of the Investment Advisory Agreement, the Manager has agreed, for the duration of the Agreement, to reimburse the Fund for expenses equal to the Underlying Fund’s expenses, other than Extraordinary Expenses, paid by the Fund as a shareholder in the Underlying Fund. This undertaking may not be amended or withdrawn until one year from the date of this Prospectus.

Example.  The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed:				If shares are not redeemed:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$684	$1,027	$1,393	$2,419	$684	$1,027	$1,393	$2,419
Class B	$706	$1,053	$1,527	$2,565	$206	$753	$1,327	$2,565
Class C	$294	$716	$1,266	$2,767	$194	$716	$1,266	$2,767
Class N	$234	$536	$963	$2,154	$134	$536	$963	$2,154

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies.  Oppenheimer Principal Protected Main Street Fund III is a “fund of funds” that normally invests a portion of its assets in shares of Oppenheimer Main Street Fund® (the “Underlying Fund”) and futures contracts on the Standard and Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and a portion of its assets in U.S. Government securities.  From January 12, 2009 through December 16, 2011, the Fund's assets were reallocated solely to the debt portfolio, as explained further in the section “More About the Fund.”  The Fund has an Offering Period, a Warranty Period and a Post-Warranty Period. Shares of the Fund were offered during an Offering Period but were not offered during the Warranty Period, except in connection with reinvestment of dividends and distributions. The Offering Period was from October 7, 2004 through December 10, 2004.
The Warranty Period was from December 16, 2004 through December 16, 2011 (the “Maturity Date”). During the Warranty Period, the Fund sought primarily capital preservation, and secondarily high total return, formerly by allocating its assets between an equity portfolio (consisting of Class Y shares of Oppenheimer Main Street Fund and futures contracts on the S&P 500 Index) and a debt portfolio (consisting of U.S. Government securities, including zero coupon bonds and certain securities guaranteed by U.S. Government agencies and instrumentalities), and later through its investments in the debt portfolio.  Under the terms of the Warranty Formula (as defined below), between 0% to 100% of the Fund’s assets were allocated to the equity portfolio prior to January 12, 2009. During the Warranty Period, prior to January 12, 2009, the Fund invested a substantial portion of its assets in Class Y shares of the Underlying Fund and futures contracts on the S&P 500 Index.  From January 12, 2009 through December 16, 2011, pursuant to the Warranty Formula and the terms of the Warranty Agreement, the Fund's assets were reallocated solely to the debt portfolio. In this circumstance, the Fund’s ability to participate in upward equity market movements was eliminated. During the Post-Warranty Period, the Fund invests primarily in shares of the Underlying Fund.
The Fund may invest in zero coupon U.S. Government securities and certain other securities guaranteed by U.S. Government agencies and instrumentalities and securities issued by government sponsored enterprises which are neither guaranteed nor insured by the U.S. Government.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money byinvesting in the Fund.

Main Risks of Investing in Stock. The value of the Underlying Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.
At times, the Underlying Fund may emphasize investments in a particular industry or economic or market sector. To the extent that the Underlying Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others.

Main Risks of Small- and Mid-Sized Companies. The stock prices of small- and mid-sized companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website: https://www.oppenheimerfunds.com/fund/investors/overview/PrincipalProtectedMainStreetFundIII.

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return (not annualized) for a calendar quarter was 5.28% (2nd Qtr 2007) and the lowest return (not annualized) for a calendar quarter was -4.68% (4th Qtr 2007).  For the period from January 1, 2011 to September 30, 2011, the cumulative return (not annualized) was -0.55%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2010	1 Year	5 Years	Life of Class
Class A Shares (inception October 7, 2004) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	-4.82% -5.47% -3.13%	-0.30% -0.89% -0.39%	0.21% -0.35% 0.04%
Class B Shares (inception October 7, 2004)	-4.83%	-0.32%	0.35%
Class C Shares (inception October 7, 2004)	-0.75%	0.14%	0.41%
Class N Shares (inception October 7, 2004)	-0.21%	0.67%	0.95%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	4.07%*
 *      From 9/30/04

Investment Adviser.  OppenheimerFunds, Inc. is the Fund’s investment adviser (the “Manager”).

Portfolio Manager.  Sergei V. Polevikov has been a portfolio manager of the Fund since August 2007.

Purchase and Sale of Fund Shares.  Shares of the Fund cannot be purchased during the Warranty Period other than by the reinvestment of the Fund’s dividends and distributions in additional shares of the Fund.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchased Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For More Information About Oppenheimer Principal Protected Main Street Fund III
You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/PrincipalProtectedMainStreetFundIII.  You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)

By Mail:	For requests by mail:	For courier or express mail requests:
	OppenheimerFunds Services	OppenheimerFunds Services
	P.O. Box 5270	12100 East Iliff Avenue, Suite 300
	Denver, Colorado 80217-5270	Aurora, Colorado 80014

On the Internet:	You can read or download information on the OppenheimerFunds website at www.oppenheimerfunds.com

PR0771.001.1211	The Fund's shares are distributed by: